v Fourth Quarter 2022 Earnings Chris Cartwright, President and CEO Todd Cello, CFO February 14, 2023

© 2023 TransUnion LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward- looking statements include: macroeconomic effects including the impact of inflation, and industry trends and adverse developments in the debt, consumer credit and financial services markets; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; the effects of the COVID-19 pandemic, including the prevalence and severity of variants; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; economic and political stability in the United States and international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; risks related to TransUnion’s indebtedness, including TransUnion’s ability to make timely payments of principal and interest and TransUnion’s ability to satisfy covenants in the agreements governing its indebtedness; our ability to maintain our liquidity; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in Exhibit 99.1, “Press release of TransUnion dated February 14, 2023, announcing results for the quarter and year ended December 31, 2022,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission (“SEC”) on February 14, 2023. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendix at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 3 Economic perspectives and financial highlights Acquisition integration and transformation progress Fourth quarter 2022 financial results 1 2 3 First quarter and full-year 2023 guidance4

© 2023 TransUnion LLC All Rights Reserved | 4 Economic conditions across TransUnion’s markets Persistent inflation and high interest rates driving economic slowdown U.S. consumer employment remains high; however, spending moderating, delinquencies increasing and savings rates reduced Lending customers increasingly cautious given market pressures and possibility of further slowdown International emerging markets stronger than developed; attractive growth across India, Asia Pacific and Latin America, while Canada and U.K. face similar challenges as U.S.

# Fourth quarter 2022 highlights

2% organic revenue growth excluding U.S. mortgage

Organic constant currency Adjusted EBITDA margin up ~110bps and Neustar margin continuing to scale

Double-digit International revenue growth, led by India, Asia Pacific, Africa and Latin America

Acquisitions finished year strongly, including high-single digit revenue growth from Neustar[1]

Divestiture of G2, LCI and Fintellix and prepayment of $200M in debt

TransUnion

All revenue growth figures referenced above are organic constant currency.
[1]Neustar closed on 12/1/21. Q4 growth rate is comparable to its prior year performance.

© 2023 TransUnion LLC All Rights Reserved | 5

© 2023 TransUnion LLC All Rights Reserved | 6 TransUnion delivered strong results despite a softening macro environment 7% organic revenue growth excluding mortgage impact with double-digit growth in U.S. Financial Services and International1 Strong organic Adjusted EBITDA margins due to revenue flow-through and proactive cost management Prudent capital deployment: attractive entry multiple for Argus post-divestitures along with $600M of debt prepayment 2022 highlights: 1Revenue growth is organic constant currency.

© 2023 TransUnion LLC All Rights Reserved | 7 Neustar enters 2023 with increasing momentum Financial results ► Q4 2022: 8% revenue growth with Adjusted EBITDA margin ~28% ► 2022: 6% revenue growth with Adjusted EBITDA margin ~26.5% ► 2023F: High-single digit revenue growth with Adjusted EBITDA margin improving to ~32% • All three product lines contributed to Q4 revenue growth, including ~9% Marketing growth – TransUnion and Neustar marketing solutions combined generated ~$300M revenues in 2022, up ~10% – Trusted Call Solutions (2018 launch) scaled to ~$50M revenues • Accelerating 2023 growth outlook, driven by strong sales results and increased cross-selling across verticals – ~80% of revenue is subscription-based or highly recurring transactional revenue • >$80M cost synergies target, up from prior >$70M – On track for margins to scale to ~40% by 2025 *Neustar closed on 12/1/21. Q4 and FY 2022 growth rates are comparable to its prior year performance.

# Sontiq and Argus delivered good performance

## Sontiq

- 8% revenue growth in Q4 and FY 2022
  - New wins and growing sales pipeline support strong 2023 growth
- Adjusted EBITDA margin of ~34% in Q4
  - ~32% margin for 2022, or ~38% excluding integration costs
- Ramping up large contract wins and integrating products to create broader suite

## Argus

- -3% revenue decline in Q4; +2% for FY 2022
  - In-line with expectations as Argus lapped several one-time deals in Q4 2021
- Adjusted EBITDA margin of ~23% in Q4
  - ~21% margin for 2022, or ~29% excluding integration costs
- Completed sale of G2, LCI and Fintellix for $176M consideration

TransUnion

*Sontiq closed on 12/1/21 and Argus closed on 4/8/22. Q4 and FY 2022 growth rates are comparable to its prior year performance.

© 2023 TransUnion LLC All Rights Reserved | 8

# Global enablement platform continuing to develop, facilitating acquisition integrations

## Technology

- Completed cloud foundation, migrated over 30 core applications and closed 8 data centers
- Moving 100+ applications to cloud and demising legacy infrastructure in 2023
- Completing acquisition integrations

## Operations

- Doubled Global Capability Center (GCC) employees from ~1,800 to ~4,000
- Rolled out sales and operations management system globally
- Launched GCC in Costa Rica in February 2023

## Solutions

- Integrated Neustar solutions teams and capabilities into global operating model
- Consolidating marketing solutions
- Developing next generation integrated fraud solution

## Data & Analytics

- Established global function under Venkat Achanta, former Neustar Chief Data & Technology Officer
- Consolidating TU data management, identity resolution and analytics solutions on OneID platform

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 9

© 2023 TransUnion LLC All Rights Reserved | 10 For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $902 14% Constant Currency Revenue 17% Organic Constant Currency Revenue (2)% Adjusted EBITDA $321 14% Constant Currency Adjusted EBITDA 17% Organic Constant Currency Adjusted EBITDA 1% Adjusted Diluted EPS $0.78 (4)% ►Organic constant currency revenue growth, excluding mortgage, of +2% ►Adjusted EBITDA margin of 35.6%; organic constant currency Adjusted EBITDA margin of 36.8%, up ~110bps Consolidated fourth quarter 2022 highlights

© 2023 TransUnion LLC All Rights Reserved | 11 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $593 23% — (28)% (4)% Financial Services 296 6% — (17)% (10)% Emerging Verticals 296 47% — (43)% 4% Adjusted EBITDA $201 21% — (24)% (3)% U.S. Markets fourth quarter 2022 highlights ►U.S. Markets organic revenue growth (ex- mortgage) of +3% ►U.S. Financial Services organic revenue growth (ex- mortgage) of +2%, led by auto, with good growth in card; modest declines in consumer lending ►Sequential improvement in Emerging Verticals organic revenue growth rate Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2023 TransUnion LLC All Rights Reserved | 12 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $141 (2)% — (11)% (13)% Adjusted EBITDA $72 3% — (8)% (5)% Consumer Interactive fourth quarter 2022 highlights ►Excluding impact from prior year one-time breach-related revenues, organic revenue declined -5% ►Direct channel revenue declined due to reduced demand for paid credit monitoring products ►Organic constant currency Adjusted EBITDA margins of 53.2%, up 440bps YoY, driven by lower advertising Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2023 TransUnion LLC All Rights Reserved | 13 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Constant Currency Revenue $188 2% 10% — 12% Canada 32 0% 8% — 8% Latin America 28 5% 7% — 12% U.K. 48 (17)% 12% — (5)% Africa 16 2% 14% — 16% India 44 21% 12% — 33% Asia Pacific 20 23% 3% — 26% Adjusted EBITDA $82 5% 10% — 15% International fourth quarter 2022 highlights ►India revenue growth driven by consumer, commercial, fraud and direct-to-consumer ►U.K. constant currency revenue growth, excluding one-time contracts, of +3% Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2023 TransUnion LLC All Rights Reserved | 14 Remain committed to deleveraging; now targeting <3x Leverage Ratio over long-term • Roughly $5.7 billion of debt and $585 million cash at quarter-end • $600M in debt prepayment in 2022, including $200M in December; Leverage Ratio of ~3.8x at the end of Q4 2022 • Targeting <3.5x Leverage Ratio by end of 2023; <3.0x by end of 2024 • Committed to deleveraging and using excess cash for debt prepayment Leverage Ratio1 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x <3.5x <3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 2023F 2024F 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation

© 2023 TransUnion LLC All Rights Reserved | 15 Maintaining ~70%/30% fixed/floating rate exposure with new swap; higher 2023 interest expense due to rising rates • 2023 net interest expense guidance assumes no additional debt prepayment or incremental debt Debt Profile (12/31/22) 2023 Interest Expense Bridge Notional ($B) Expiry Rate Term Loan Tranche Term Loan A-3 1.0 Dec’24 LIBOR + 1.75% Term Loan B-5 2.2 Nov’26 LIBOR + 1.75% Term Loan B-6 2.5 Dec’28 LIBOR + 2.25% Swaps* June 2020 1.1 Jun’25 Receive LIBOR, Pay 0.92% December 2021 1.6 Dec’26 Receive LIBOR, Pay 1.43% December 2022 1.3 Dec’24 Receive LIBOR, Pay 4.42% • ~70% of debt is currently swapped to fixed rate $226M ~$280M ~($8M) ~$50M ~$20M ~($8M) 2022 Net Interest Expense Dec'22 Debt Prepayment LIBOR Rate Swap Renewal Interest Income 2023F Net Interest Expense *Note: Rate to be received on the swaps is blended fixed rate.

# First quarter 2023 guidance

| | |
|---|---|
| Reported Revenue: $908M to $917M | (1)% to flat |
| Assumed M&A contribution: | ~2pt. benefit |
| Assumed FX contribution: | ~(1)pt. headwind |
| Organic Constant Currency Revenue: | (2)% to (1)% |
| Assumed mortgage impact: | ~(2)pt. headwind |
| Organic CC Revenue ex. mortgage: | Flat to +1% |
| Adjusted EBITDA: $310M to $316M | (7)% to (6)% |
| Assumed FX contribution: | ~(2)pt. headwind |
| Adjusted EBITDA margin | 34.2% to 34.4% |
| Adjusted EBITDA margin bps change: | (210)bps to (190)bps |
| Adjusted Diluted EPS: $0.73 to $0.75 | (21)% to (19)% |

- Revenue: Toughest YoY quarterly comparison
- Adjusted EBITDA: Margin comparability impacted by lower margin profile of Argus acquisition (-90bps)

TransUnion

*Note: Rows may not foot due to rounding. For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.*

© 2023 TransUnion LLC All Rights Reserved | 16

© 2023 TransUnion LLC All Rights Reserved | 17 Reported Revenue: $3.825B to $3.885B +3% to +5% Assumed M&A contribution: ~1pt. benefit Assumed FX contribution: ~(1)pt. headwind Organic Constant Currency Revenue: +3% to +5% Assumed mortgage impact: Minimal impact Organic CC Revenue ex. mortgage: +3% to +5% Organic Growth Assumptions • U.S. Markets up mid-single digit (both including and excluding mortgage) – Financial Services up low-single digit (both including and excluding mortgage) – Emerging Verticals up mid-single digit • International up high-single digit (constant-currency) • Consumer Interactive down low-single digit Market Assumptions ►Current slower economic conditions persist ►U.S. mortgage: Expect mid-single digit revenue growth based on mid-20s percent inquiry decline; U.S. mortgage was ~6.5% of LTM revenues. Full-year 2023 revenue guidance

© 2023 TransUnion LLC All Rights Reserved | 18 ►Committed to deleveraging and using excess cash for debt prepayment; however, guidance assumes no debt prepayment ►Every $100M of prepayment yields annualized interest savings of ~$7M ($0.03 EPS) Adjusted EBITDA: $1.388B to $1.421B +3% to +6% Assumed FX contribution: ~(1)pt. headwind Adjusted EBITDA margin 36.3% to 36.6% Adjusted EBITDA margin bps change: Flat to +30bps Adjusted Diluted EPS: $3.46 to $3.59 (5)% to (1)% Adjusted Tax Rate: ~23% Total D&A: ~$525M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$225M Net Interest Expense: ~$280M CapEx: ~8% of revenue The adjusted tax rate guidance of ~23% reflects expected full year GAAP effective rate of ~21.9% plus the elimination of discrete adjustments and other items totaling ~1.1%. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2023 Adjusted EBITDA, Adjusted Diluted EPS and other guidance

# Bridge to 2023 Adjusted EBITDA margin guidance



36.3%
~(25)bps
~100bps
~(45)bps
36.6%
2022 Adjusted EBITDA margin
Impact of Argus inorganic contribution in Q1 2023
Neustar revenue and integration benefits
Revenue flow-through offset by higher variable compensation and royalty costs, and continued investment
2023 Adjusted EBITDA margin (High-End)

*Argus is included "M&A impact" until April 2023.*

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 19

© 2023 TransUnion LLC All Rights Reserved | 20 $6.00+ Adjusted Diluted EPS $5+ billion Revenue $2+ billion Adjusted EBITDA 2025 Targets

© 2023 TransUnion LLC All Rights Reserved | 21 Q&A

© 2023 TransUnion LLC All Rights Reserved | 22 Appendices: Non-GAAP Reconciliations

# Adjusted EBITDA and Adjusted EBITDA Margin

| $ in millions | Three Months Ended December 31, | | Twelve Months Ended December 31, | |
|---|---|---|---|---|
| | 2022 | 2021 | 2022 | 2021 |
| Reconciliation of net income attributable to TransUnion to consolidated Adjusted EBITDA: | | | | |
| Net income attributable to TransUnion | $ 46.4 | $ 1,017.4 | $ 269.5 | $ 1,387.1 |
| Discontinued operations, net of tax | (15.0) | (986.1) | (17.4) | (1,031.7) |
| Income from continuing operations attributable to TransUnion | $ 31.4 | $ 31.3 | $ 252.1 | $ 355.5 |
| Net interest expense | 65.9 | 34.4 | 226.2 | 109.2 |
| Provision for income taxes | 35.8 | 16.3 | 119.9 | 130.9 |
| Depreciation and amortization | 130.1 | 103.4 | 519.0 | 377.0 |
| EBITDA | $ 263.1 | $ 185.5 | $ 1,117.3 | $ 972.5 |
| Adjustments to EBITDA: | | | | |
| Stock-based compensation [1] | $ 20.3 | $ 20.9 | $ 81.1 | $ 70.1 |
| Mergers and acquisitions, divestitures and business optimization [2] | 14.3 | 23.2 | 50.7 | 52.6 |
| Accelerated technology investment [3] | 19.2 | 12.6 | 51.4 | 42.3 |
| Net other [4] | 4.4 | 40.2 | 46.1 | 19.4 |
| Total adjustments to EBITDA | $ 58.2 | $ 96.9 | $ 229.3 | $ 184.4 |
| Consolidated Adjusted EBITDA | $ 321.3 | $ 282.4 | $ 1,346.5 | $ 1,156.9 |
| | | | | |
| Net income attributable to TransUnion margin | 5.1 % | 128.8 % | 7.3 % | 46.9 % |
| Consolidated Adjusted EBITDA margin | 35.6 % | 35.8 % | 36.3 % | 39.1 % |

As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes.

1. Consisted of stock-based compensation, including amounts which are cash settled.
2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended December 31, 2022, $7.7 million of Neustar integration costs; $4.6 million loss on the impairment of a Cost Method investment; $2.4 million of acquisition expenses; $0.4 million adjustment to the fair value of a put option liability related to a minority investment; and $(0.8) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the twelve months ended December 31, 2022, $33.1 million of Neustar integration costs; $23.7 million of acquisition expenses; $4.6 million loss on the impairment of a Cost Method investment; $(6.8) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and a $(0.6) million adjustment to the fair value of a put option liability related to a minority investment.

   For the three months ended December 31, 2021, $27.7 million of acquisition expenses; $9.1 million of Neustar integration costs; a ($12.5) million gain on a Cost Method investment resulting from an observable price change for a similar investment of the same issuer; and a ($1.1) million reimbursement for transition services related to divested businesses, net of separation expenses.

   For the twelve months ended December 31, 2021, $48.1 million of acquisition expenses; $9.1 million of Neustar integration costs; $8.4 million of adjustments to contingent consideration expense from previous acquisitions; a $1.1 million gain reduction to notes receivable that were converted into equity upon acquisition and consolidation of an entity; a ($12.5) million gain on a Cost Method investment resulting from an observable price change for a similar investment of the same issuer; a ($1.1) million reimbursement for transition services related to divested businesses, net of separation expenses; and a ($0.5) million gain on the sale of a Cost Method investment.
3. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
4. Net other consisted of the following adjustments:

   For the three months ended December 31, 2022, a $4.3 million net loss from deferred loan fees written off as a result of the prepayments on our debt, currency remeasurement of our foreign operations, loan fees and other.

   For the twelve months ended December 31, 2022, $28.4 million for certain legal and regulatory expenses; $9.3 million of deferred loan fees written off as a result of the prepayments on our debt; a $6.3 million net loss from currency remeasurement of our foreign operations; $1.9 million of loan fees and of other.

   For the three months ended December 31, 2021, $21.6 million for certain legal and regulatory expenses; $17.4 million of deferred loan fees written off as a result of the prepayments on our debt; and a $1.2 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the twelve months ended December 31, 2021, $17.9 million of deferred loan fees written off as a result of the prepayments on our debt; $1.2 million for certain legal and regulatory expenses; a ($3.5) million net recovery from a fraud incident that occurred in July 2019 in our Asia Pacific region; and a $3.7 million net loss from currency remeasurement of our foreign operations, loan fees and other.

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 23

# Adjusted Net Income and Adjusted EPS

| $ in millions, except per share data | Three Months Ended December 31, 2022 | Three Months Ended December 31, 2021 | Twelve Months Ended December 31, 2022 | Twelve Months Ended December 31, 2021 |
|---|---|---|---|---|
| Reconciliation of net income attributable to TransUnion to Adjusted Net Income: | | | | |
| Net income attributable to TransUnion | $ 46.4 | $ 1,017.4 | $ 269.5 | $ 1,387.1 |
| Discontinued operations, net of tax | (15.0) | (986.1) | (17.4) | (1,031.7) |
| Income from continuing operations attributable to TransUnion | $ 31.4 | $ 31.3 | $ 252.1 | $ 355.5 |
| Adjustments before income tax items: | | | | |
| Stock-based compensation [1] | 20.3 | 20.9 | 81.1 | 70.1 |
| Mergers and acquisitions, divestitures and business optimization [2] | 14.3 | 23.2 | 50.7 | 52.6 |
| Accelerated technology investment [3] | 19.2 | 12.6 | 51.4 | 42.3 |
| Net other [4] | 3.8 | 39.7 | 44.3 | 17.7 |
| Amortization of certain intangible assets [5] | 75.6 | 54.4 | 306.7 | 189.3 |
| Total adjustments before income tax items | $ 133.2 | $ 150.8 | $ 534.2 | $ 372.0 |
| Change in provision for income taxes | $ (13.1) | $ (25.0) | $ (86.2) | $ (62.9) |
| Adjusted Net Income | $ 151.6 | $ 157.1 | $ 700.1 | $ 664.5 |
| | | | | |
| Weighted-average shares outstanding: | | | | |
| Basic | 192.7 | 191.7 | 192.5 | 191.4 |
| Diluted | 193.1 | 193.2 | 193.1 | 193.0 |
| | | | | |
| Adjusted Earnings per Share: | | | | |
| Basic | $ 0.79 | $ 0.82 | $ 3.64 | $ 3.47 |
| Diluted | $ 0.78 | $ 0.81 | $ 3.62 | $ 3.44 |

TransUnion

As a result of displaying amounts in millions, rounding differences may exist in the table and footnotes.

1. Consisted of stock-based compensation, including amounts which are cash settled.
2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended December 31, 2022, $7.7 million of Neustar integration costs; $4.6 million loss on the impairment of a Cost Method investment; $2.4 million of acquisition expenses; $0.4 million adjustment to the fair value of a put option liability related to a minority investment; and $(0.8) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the twelve months ended December 31, 2022, $33.1 million of Neustar integration costs; $23.7 million of acquisition expenses; $4.6 million loss on the impairment of a Cost Method investment; $(6.8) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and a $(0.6) million adjustment to the fair value of a put option liability related to a minority investment.

   For the three months ended December 31, 2021, $27.7 million of acquisition expenses; $9.1 million of Neustar integration costs; a ($12.5) million gain on a Cost Method investment resulting from an observable price change for a similar investment of the same issuer; and a $(1.1) million reimbursement for transition services related to divested businesses, net of separation expenses.

   For the twelve months ended December 31, 2021, $48.1 million of acquisition expenses; $9.1 million of Neustar integration costs; $8.4 million of adjustments to contingent consideration expense from previous acquisitions; a $1.1 million gain reduction to notes receivable that were converted into equity upon acquisition and consolidation of an entity; a ($12.5) million gain on a Cost Method investment resulting from an observable price change for a similar investment of the same issuer; a $(1.1) million reimbursement for transition services related to divested businesses, net of separation expenses; and a ($0.5) million gain on the sale of a Cost Method investment.
3. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
4. Net other consisted of the following adjustments:

   For the three months ended December 31, 2022, a $1.0 million net loss from currency remeasurement of our foreign operations and other.

   For the twelve months ended December 31, 2022, a $28.4 million net increase in certain legal and regulatory expenses; $9.3 million of deferred loan fees written off as a result of the prepayments on our debt; and a $6.6 million net loss from currency remeasurement of our foreign operations and other.

   For the three months ended December 31, 2021, a $21.6 million for certain legal and regulatory expenses; $17.4 million of deferred loan fees written off as a result of the prepayments on our debt; and $0.7 million of net other consisting of net losses from currency remeasurement of our foreign operations and other.

   For the twelve months ended December 31, 2021, $17.9 million of deferred loan fees written off as a result of the prepayments on our debt; $1.2 million for certain legal and regulatory expenses; a ($3.5) million net recovery from a fraud incident that occurred in July 2019 in our Asia Pacific region; and $2.0 million of net other consisting of net losses from currency remeasurement of our foreign operations and other.
5. Consisted of amortization of intangible assets from our 2012 change in control transaction and amortization of intangible assets established in business acquisitions after our 2012 change in control transaction.

© 2023 TransUnion LLC All Rights Reserved | 24

© 2023 TransUnion LLC All Rights Reserved | 25 Adjusted Diluted EPS Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Reconciliation of diluted earnings per share from net income attributable to TransUnion to Adjusted Diluted Earnings per Share: Diluted earnings per common share from: Net income attributable to TransUnion $ 0.24 $ 5.27 $ 1.40 $ 7.18 Discontinued operations, net of tax (0.08) (5.11) (0.09) (5.34) Income from continuing operations attributable to TransUnion $ 0.16 $ 0.16 $ 1.31 $ 1.84 Adjustments before income tax items: Stock-based compensation 1 0.11 0.11 0.42 0.36 Mergers and acquisitions, divestitures and business optimization 2 0.07 0.12 0.26 0.27 Accelerated technology investment 3 0.10 0.07 0.27 0.22 Net other 4 0.02 0.21 0.23 0.09 Amortization of certain intangible assets 5 0.39 0.28 1.59 0.98 Total adjustments before income tax items $ 0.69 $ 0.78 $ 2.77 $ 1.93 Change in provision for income taxes $ (0.07) $ (0.13) $ (0.45) $ (0.33) Adjusted Diluted Earnings per Share $ 0.78 $ 0.81 $ 3.62 $ 3.44 Note: See footnote details on the previous slide.

# Adjusted Effective Tax Rate

| $ in millions | Three Months Ended December 31, | | Twelve Months Ended December 31, | |
|---|---|---|---|---|
| | 2022 | 2021 | 2022 | 2021 |
| Income from continuing operations before income taxes | $ 71.2 | $ 50.7 | $ 387.2 | $ 501.4 |
| Total adjustments before income tax items | 133.2 | 150.8 | 534.2 | 372.0 |
| Noncontrolling interest portion of Adjusted Net Income adjustments | — | — | — | (2.0) |
| Adjusted income from continuing operations before income taxes | $ 204.4 | $ 201.5 | $ 921.4 | $ 871.4 |
| | | | | |
| Provision for income taxes | (35.8) | (16.3) | (119.9) | (130.9) |
| Adjustments for income taxes: | | | | |
| Tax effect of above adjustments [1] | (34.1) | (29.2) | (116.8) | (69.4) |
| Eliminate impact of excess tax benefits for share compensation | 0.6 | (2.2) | (5.0) | (10.8) |
| Other [2] | 20.4 | 6.5 | 35.6 | 17.3 |
| Total adjustments for income taxes | $ (13.1) | $ (25.0) | $ (86.2) | $ (62.9) |
| Adjusted provision for income taxes | $ (48.9) | $ (41.2) | $ (206.1) | $ (193.8) |
| | | | | |
| Effective tax rate | 50.3 % | 32.1 % | 31.0 % | 26.1 % |
| Adjusted Effective Tax Rate | 23.9 % | 20.5 % | 22.4 % | 22.2 % |

As a result of displaying amounts in millions, rounding differences may exist in the table.

1. Tax rates used to calculate the tax expense impact are based on the nature of each item.
2. For the three months ended December 31, 2022, $18.4 million of valuation allowances related to prior periods; $4.7 million of deferred tax rate adjustments; and $(3.1) million of return to provision and audit adjustments related to prior periods; and $0.5 million of other adjustments.

   For the twelve months ended December 31, 2022, $25.7 million of valuation allowances related to prior periods; $6.7 million of deferred tax rate adjustments; $(0.3) million of return to provision and audit adjustments related to prior periods; $3.6 million of other adjustments.

   For the three months ended December 31, 2021, $7.7 million of deferred tax rate adjustments; $7.0 million of return to provision and audit adjustments related to prior periods; $(4.5) million of valuation allowances; and $(3.7) million of other adjustments.

   For the twelve months ended December 31, 2021, $29.3 million of deferred tax rate adjustments; $(5.4) million of return to provision and audit adjustments related to prior periods; $(4.5) million of valuation allowances; and $(2.1) million of other adjustments.

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 26

# Leverage Ratio

| $ in millions | Twelve Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | December 31, | | | | | | | | June 30, |
| | 2022 | 2021 | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 | 2015 |
| Reconciliation of net income (loss) attributable to TransUnion to Adjusted EBITDA: | | | | | | | | | |
| Net income (loss) attributable to TransUnion | $ 269.5 | $1,387.1 | $ 343.2 | $ 346.9 | $ 276.6 | $ 441.2 | $ 120.6 | $ 5.9 | $ (24.9) |
| Discontinued operations, net of tax | (17.4) | (1,031.7) | (49.8) | (48.0) | 1.5 | - | - | - | - |
| Income (loss) from continuing operations attributable to TransUnion [1] | $ 252.1 | $ 355.5 | $ 293.4 | $ 298.9 | $ 278.1 | $ 441.2 | $ 120.6 | $ 5.9 | $ (24.9) |
| Net interest expense | 226.2 | 109.2 | 120.6 | 166.2 | 132.0 | 82.1 | 80.9 | 130.4 | 174.8 |
| Provision (benefit) for income taxes | 119.9 | 130.9 | 83.7 | 70.5 | 54.5 | (79.1) | 74.0 | 11.3 | (9.5) |
| Depreciation and amortization | 519.0 | 377.0 | 346.8 | 338.6 | 306.9 | 238.0 | 265.2 | 278.4 | 272.1 |
| EBITDA | $1,117.3 | $ 972.5 | $ 844.5 | $ 874.2 | $ 771.5 | $ 682.2 | $ 540.7 | $ 426.0 | $ 412.5 |
| Adjustments to EBITDA: | | | | | | | | | |
| Acquisition-related revenue adjustments [2] | $ - | $ - | $ - | $ 5.6 | $ 28.1 | $ - | $ - | $ - | $ - |
| Stock-based compensation [3] | 81.1 | 70.1 | 45.9 | 55.3 | 61.4 | 47.7 | 31.2 | 22.3 | 16.3 |
| Mergers and acquisitions, divestitures and business optimization [4] | 50.7 | 52.6 | 8.5 | 1.1 | 38.7 | 8.5 | 18.5 | 8.0 | 23.6 |
| Accelerated technology investment [5] | 51.4 | 42.3 | 19.3 | - | - | - | 23.3 | 26.9 | 17.8 |
| Net other [6] | 46.1 | 19.4 | 35.5 | 29.7 | 17.2 | 9.7 | 23.1 | 43.5 | 22.2 |
| Total adjustments to EBITDA | $ 229.3 | $ 184.4 | $ 109.1 | $ 91.7 | $ 145.4 | $ 65.9 | $ 96.1 | $ 100.7 | $ 79.9 |
| Consolidated Adjusted EBITDA | $1,346.5 | $1,156.9 | $ 953.6 | $ 965.9 | $ 916.9 | $ 748.1 | $ 636.8 | $ 526.7 | $ 492.4 |
| Adjusted EBITDA for Pre-Acquisition Period [7] | 6.4 | 145.4 | - | - | 32.0 | - | - | - | - |
| Leverage Ratio Adjusted EBITDA | $1,352.9 | $1,302.3 | $ 953.6 | $ 965.9 | $ 948.9 | $ 748.1 | $ 636.8 | $ 526.7 | $ 492.4 |
| | | | | | | | | | |
| Total debt | $5,670.1 | $6,365.9 | $3,454.2 | $3,657.0 | $4,048.1 | $2,464.6 | $2,375.6 | $2,204.6 | $2,881.0 |
| Less: Cash and cash equivalents | 585.3 | 1,842.4 | 492.7 | 274.1 | 187.4 | 115.8 | 182.2 | 133.2 | 758.0 |
| Net Debt | $5,084.8 | $4,523.5 | $2,961.5 | $3,382.9 | $3,860.7 | $2,348.8 | $2,193.4 | $2,071.4 | $2,123.0 |
| | | | | | | | | | |
| Ratio of Net Debt to Net income (loss) attributable to TransUnion | 18.9 | 3.3 | 8.6 | 9.8 | 14.0 | 5.3 | 18.2 | 351.1 | (85.3) |
| Leverage Ratio [8] | 3.8 | 3.5 | 3.1 | 3.5 | 4.1 | 3.1 | 3.4 | 3.9 | 4.3 |

See following slide for footnote details

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 27

© 2023 TransUnion LLC All Rights Reserved | 28 As a result of displaying amounts in millions, rounding differences may exist in the table above. 1. Results prior to 2019 include our Healthcare business, which was divested in 2021. The results of the Healthcare business are classified as discontinued operations for 2019 through 2021. 2. Acquisition-related revenue adjustments consisted of certain non-cash adjustments increase revenue resulting from purchase accounting reductions to deferred revenue we record on the opening balance sheets of acquired entities. 3. Consisted of stock-based compensation, including amounts which are cash settled. 4. Mergers and acquisitions, divestures and business optimization consisted of acquisition expenses, integration costs, fair value adjustments and impairments of Cost Method investments and other M&A related costs. 5. Accelerated technology investment consisted of expenses associated with our accelerated technology investment to migrate to the cloud. 6. Net other consisted of certain legal and regulatory expenses, deferred loan fees written off as a result of the prepayment of our debt, and certain other non- operating income and expense. 7. For years in which we made significant acquisitions, we have included a twelve-month period of adjusted EBITDA including Adjusted EBITDA for the period prior to our acquisition. The twelve months ended December 31, 2021 includes the eleven months of Adjusted EBITDA related to Neustar and Sontiq prior to our acquisitions in December 2021. The twelve months ended December 31, 2022 includes the three months of Adjusted EBITDA related to Argus prior to our acquisition in April 2022. 8. We define Leverage Ratio as net debt divided by Leverage Ratio Adjusted EBITDA as shown in the table above. More detailed information on footnote 2 through 6 above can be found in our reconciliation of net income attributable to TransUnion to consolidated Adjusted EBITDA table included in our previously filed Annual Report on Form 10-K for each period presented in the table above, other than the trailing twelve months ended June 30, 2015. Leverage Ratio (cont.)

# Adjusted EBITDA and Adjusted EPS Guidance

| $ in millions, except per share data | Three Months Ended March 31, 2023 | | Twelve Months Ended December 31, 2023 | |
|---|---|---|---|---|
| | Low | High | Low | High |
| Guidance reconciliation of net income attributable to TransUnion to Adjusted EBITDA: | | | | |
| Net income attributable to TransUnion | $ 33 | $ 37 | $ 258 | $ 283 |
| Discontinued operations, net of tax | - | - | 1 | 1 |
| Income from continuing operations attributable to TransUnion | $ 33 | $ 37 | $ 259 | $ 284 |
| Interest, taxes, depreciation and amortization | 210 | 211 | 883 | 890 |
| EBITDA | $ 243 | $ 248 | $ 1,141 | $ 1,174 |
| Stock-based compensation, mergers, acquisitions, divestitures and business optimization-related expenses and other adjustments [1] | 67 | 67 | 247 | 247 |
| Adjusted EBITDA | $ 310 | $ 316 | $ 1,388 | $ 1,421 |
| | | | | |
| Net income attributable to TransUnion margin | 3.6 % | 4.0 % | 6.7 % | 7.3 % |
| Adjusted EBITDA margin | 34.2 % | 34.4 % | 36.3 % | 36.6 % |
| | | | | |
| Reconciliation of diluted earnings per share to Adjusted Diluted Earnings per Share: | | | | |
| Diluted earnings per share | $ 0.17 | $ 0.19 | $ 1.33 | $ 1.46 |
| Adjustments to diluted earnings per share [1] | 0.56 | 0.56 | 2.13 | 2.13 |
| Adjusted Diluted Earnings per Share | $ 0.73 | $ 0.75 | $ 3.46 | $ 3.59 |

As a result of displaying amounts in millions, rounding differences may exist in the table above.

1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release.

TransUnion

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